                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                          Date of Report: May 15, 2000


                      CHASE CREDIT CARD OWNER TRUST 1999-3
 -------------------------------------------------------------------------------
                             (Issuer of Securities)



                 CHASE MANHATTAN BANK, USA, NATIONAL ASSOCIATION
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       United States                   333-74303                 22-2382028
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        IRS Employer
     of incorporation)                                       Identification No.)



               802 Delaware Avenue, Wilmington, DE         19801
            ---------------------------------------      ----------
            (Address of principal executive offices)     (Zip Code)



       Registrant's telephone number, including area code: (302) 575-5050

Item 5.  Other Events:

         Chase Credit Card Owner Trust 1999-3 is the issuer of three classes of asset backed notes. The notes were issued under an indenture, dated as of September 1, 1999, between the trust and The Bank of New York, as Indenture Trustee.

         On May 15, 2000, The Chase Manhattan Bank, as Paying Agent, distributed monthly interest to the holders of the notes, and provided to holders a report including the information required by Section 7.3 of the Indenture. A copy of the statement provided to the holders of the notes is being filed as Exhibit
20.1 to this Current Report on Form 8-K.


Item 7(c).   Exhibits

             Exhibits        Description
             ----------      ---------------

             20.1 Monthly Statement to Noteholders with respect to the May 15, 2000 distribution.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 24, 2000

                                   By: THE CHASE MANHATTAN BANK, USA,
                                       NATIONAL ASSOCIATION
                                       as Administrator


                                       By:  /s/ Patricia Garvey
                                       -----------------------------------
                                       Name:    Patricia Garvey
                                       Title:   Vice President

                                       INDEX TO EXHIBITS
                                       -----------------


Exhibit No.                            Description
---------------                        -----------------
20.1                                   Statement to Noteholders dated 5/15/2000